UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008
SONOCO PRODUCTS COMPANY
Commission File No. 0-516

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On April 16, 2008, at the Annual Meeting of Shareholders, the Company’s shareholders approved adoption of the Sonoco Products Company 2008 Long-Term Incentive Plan. The description of the Plan set forth under the caption “Approval of the 2008 Long-Term Incentive Plan” in the Company’s Proxy Statement relating to the 2008 Annual Meeting of Shareholders filed March 14, 2008, is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit 10 — Sonoco Products Company 2008 Long-Term Incentive Plan (incorporated by reference to Exhibit 1 to the Company’s Proxy Statement relating to the 2008 Annual Meeting of Shareholders filed March 14, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 25, 2008	By: /s/ C.J. Hupfer
C.J. Hupfer
Senior Vice President and Chief Financial Officer

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